SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                ______________________________

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

             ____________________________________



Date of report (Date of earliest event reported):
November 9, 1998


                       AID AUTO STORES, INC.
      (Exact Name of Registrant as Specified in Charter)



       Delaware                                 1-13710
                    11-2254654
(State or Other Juris-                 (Commission File
No.)              (IRS Employer
diction of Incorporation)
                 Identification No.)


275 Grand Boulevard, Westbury, New York
                          11590
(Address of Principal Executive Offices)
               (Zip Code)


Registrant's telephone number, including area code:
(516) 338-7889


                                       N/A

       (Former Name or Former Address, if Changed Since
Last Report)
ITEM 5.        Other Events.


       On November 9, 1998, Aid Auto Stores, Inc. (the "Company") announced that its ongoing investigation of its prior financial statements had revealed that its inventory was overstated by possibly more than $4.9 million from the $12.6 million reflected on its year end statement as a result of potential accounting irregularities. It was also announced that such investigation revealed that other asset categories were likely overstated in as yet undetermined amounts. Such announcements are set forth in a press release, dated November 9, 1998, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.



ITEM 7.        Financial Statements, Pro Forma
               Financial Information and Exhibits

       A.      Press Release, dated November 9, 1998.

                          Signatures:

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




AID AUTO STORES, INC.

By:    /s/ Philip L. Stephen
Name:  Philip L. Stephen
Title:   Chairman, Chief Executive
         Officer and President


Date:  November 11, 1998

EXHIBIT A


Company Contact:       Philip L. Stephen
President/CEO
(516) 338-7889, Ext. 245


FROM:                  AID AUTO STORES, INC.
                       275 Grand Boulevard
                       P.O. Box 281
                       Westbury, NY 11590

                AID AUTO STORES, INC. ANNOUNCES
              INVESTIGATION REVEALS OVERSTATEMENT
                 OF ITS INVENTORY POSITION ON
                  PRIOR FINANCIAL STATEMENTS

       WESTBURY, NEW YORK, NOVEMBER 9,
1998  AID AUTO STORES, INC. (OTC BULLETIN
BOARD Symbols AIDA, AIDAW) announced today that its ongoing investigation of its prior financial statements has to date revealed that its inventory was overstated by possibly more than $4.9 million from the $12.6 million reflected on its year end statement as a result of potential accounting irregularities. The investigation has also revealed that other asset categories were likely overstated in as yet undetermined amounts. A consulting firm retained by the Company is continuing to investigate the Company's financials, as well as the causes of the inaccuracies.
       As previously reported, Aid Auto received a notice of default under its secured loan agreement with Foothill Capital Corp. Foothill is currently owed approximately
$7.8 million under its loan agreement. Foothill has agreed to a brief forbearance of any legal action under the credit facility in order to give Aid Auto the opportunity to arrange for an infusion of working capital or the sale of the company or its assets. If such efforts are not successful in the near future, Aid Auto may be required to take action to protect its assets, including a filing under the Bankruptcy Code.

       Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995: The statements which are not historical factors contained in this press release are forward looking statements that involve risks and uncertainties, including, but not limited to, risks associated with the Company's current financial situation, including the forbearance of Foothill and other creditors, the ability of the Company to sufficiently cut costs, and the effects of general economic conditions and other risks detailed in the Company's Securities and Exchange
Commission filings.